UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT: June 23, 2009

(Date of earliest event reported)

Forbes Energy Services Ltd.

(Exact Name of Registrant as Specified in Its Charter)

Bermuda	333-150853-04	98-0581100
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

3000 South Business Highway 281 Alice, Texas	78332
(Address of Principal Executive Offices)	(Zip Code)

(361) 664-0549

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 – Changes in Registrant’s Certifying Accountant

(a) Previous Independent Registered Public Accounting Firm

On June 23, 2009, Forbes Energy Services Ltd., or the Company, dismissed PricewaterhouseCoopers LLP, or PwC, as the principal independent registered public accounting firm of the Company. The dismissal of PwC was approved by the Audit Committee of the Board of Directors of the Company.

During the Company’s fiscal years ended December 31, 2007 and 2008, and in the subsequent interim period from January 1, 2009 through June 23, 2009:

(i) No report of PwC on the consolidated financial statements of the Company contained any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principle;

(ii) There were no disagreements with PwC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to PwC’s satisfaction, would have caused PwC to make reference in connection with their report to the subject matter of the disagreement; and

(iii) There were no reportable events of the type described in Item 304(a)(1)(v) of Regulation S-K, except that, as previously reported, material weaknesses in internal control over financial reporting were identified during the years ended December 31, 2007 and 2008, and during the quarter ended March 31, 2009.

As disclosed in the Registration Statement on Form S-4/A filed on June 27, 2008 the following material weaknesses were identified at March 31, 2008:

•

The Company did not maintain an appropriate accounting and financial reporting organizational structure to support the activities of the Forbes Group. Specifically, the Company did not maintain a sufficient complement of personnel with an appropriate level of accounting knowledge, experience and training to ensure the proper selection, application and implementation of U.S. GAAP.

•

The Company did not maintain effective controls over the preparation and review of the combined financial statements and disclosures. Specifically, effective controls were not designed and in place around (i) the recording of period-end adjustments and accruals necessary to ensure the completeness, accuracy and valuation of the combined accounts, and (ii) the oversight and review of the combined financial statements and disclosures. This material weakness resulted in audit adjustments affecting substantially all of the financial statement accounts and disclosures of the Forbes Group’s 2005, 2006 and 2007 combined financial statements and resulted in a prior restatement of the combined statements of cash flows for the years ended December 31, 2005 and 2006.

•

The Company did not maintain effective controls over revenue. Specifically, the Company did not maintain effective controls over the cut-off and completeness of unbilled fluid logistics revenue and associated accounts receivable. This control deficiency resulted in a prior restatement of the Forbes Group’s 2005 and 2006 combined financial statements.

•

The Company did not maintain effective control over accounts payable. Specifically, the Company did not maintain effective controls over cut-off and completeness of accounts payable and associated expenses and capital expenditures.

•	The Company did not maintain effective control over recording of invoices to the proper accounts in the general ledger, including the determination of capital and expense items.

•

The Company did not maintain effective control over its “OTE” (Accounting for Out of Town Expenses) income statement account as it did not reconcile OTE reimbursement activity with the detailed supporting documentation in a timely manner.

•

The Company did not maintain effective control over unissued checks as there were numerous check numbers omitted from the 2008 C.C. Forbes, LLC disbursements listing as a consequence of insufficient control in distributing checks in addition to lack of support for voided checks.

•

The Company did not maintain effective control over accrual of the liability for health insurance and workers’ compensation expense, as it did not consider all relevant information to assist it in estimating the level of accrual required relating to the incurred but not reported component of the health insurance and workers’ compensation expense.

As disclosed in both the Annual Report on Form 10-K for the year ended December 31, 2008 and the Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2009, the following material weaknesses were identified at December 31, 2008 and at March 31, 2009:

•

The Company did not maintain an appropriate accounting and financial reporting organizational structure to support the activities of the Forbes Group. Specifically, the Company did not maintain a sufficient complement of personnel with an appropriate level of accounting knowledge, experience and training to ensure the proper selection, application and implementation of GAAP.

•

The Company did not maintain effective controls over the preparation and review of the consolidated financial statements and disclosures. Specifically, effective controls were not designed and in place around the oversight and review of the consolidated financial statements and disclosures.

•

The Company did not design or maintain effective controls over purchase accounting. Specifically, the Company did not design and maintain effective controls over the accuracy and completeness of the purchase price allocation associated with the January 1, 2008 Delaware Reorganization. This material weakness resulted in the requirement to restate the Company’s unaudited condensed consolidated financial statements issued and filed for the quarters ended June 30, 2008 and September 30, 2008 (as well as the issued but unfiled financial statements for the quarter ended March 31, 2008).

•

During the year ended December 31, 2008, the Company did not design and maintain effective controls over the review of the accuracy and completeness of the income tax provision. This material weakness resulted in the requirement to restate the Company’s unaudited condensed consolidated financial statements issued and filed for the quarters ended June 30, 2008 and September 30, 2008.

These material weaknesses have been discussed by the board of directors with PwC and the Company has authorized PwC to respond fully to the inquiries of its successor accountant concerning the subject of these matters. The Company is in the process of implementing and continues to implement, remedial measures to address the remaining material weaknesses that were present as of March 31, 2009.

The Company provided PwC with a copy of this report and requested that PwC provide a letter addressed to the United States Securities and Exchange Commission stating whether or not it agrees with the foregoing statements. A copy of this letter from PwC, dated June 26, 2009, is attached hereto as Exhibit 16.1.

(b) New Independent Registered Public Accounting Firm

On June 23, 2009, BDO Seidman, LLP, or BDO, was engaged as the principal independent registered public accounting firm to audit the financial statements of the Forbes Energy Services Ltd. The engagement of BDO was approved by the Audit Committee of the Board of Directors of the Company.

During the Company’s fiscal years ended December 31, 2008 and 2007, and in the subsequent interim period from January 1, 2009 through June 23, 2009, the date of BDO’s engagement, neither the Company nor anyone acting on its behalf consulted BDO with respect to: (i) the application of accounting principles to a specified transaction, either completed or proposed; (ii) the type of audit opinion that might be rendered on the Company’s financial statements; or (iii) any other matter that was either the subject of a disagreement, as that term is defined in Item 304(a)(1)(iv) of Regulation S-K, or a reportable event of the type described in Item 304(a)(1)(v) of Regulation S-K.

Item 9.01 – Financial Statements and Exhibits

(d)	Exhibits.

16.1	Letter from PricewaterhouseCoopers, LLP to the Securities and Exchange Commission dated June 26, 2009

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Forbes Energy Services Ltd.

Date: June 26, 2009	By:	/s/ L. Melvin Cooper
L. Melvin Cooper
Senior Vice President and Chief Financial Officer